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                                                                    EXHIBIT 10.6
                                              Agreement Number:




                                    AGREEMENT

                                     between

                             FISERV SOLUTIONS, INC.
                                255 Fiserv Drive
                            Brookfield, WI 53045-5815

                                       and

                               FIRST FEDERAL BANK
                          Bennettsville, South Carolina
                            c/o Marlboro Construction
                              830 Highway 38 South
                       Bennettsville, South Carolina 29512




                               Date: December 1998




                                    FISERV(R)



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AGREEMENT dated as of December 7, 1998 ("Agreement") between FISERV SOLUTIONS,
INC., a Wisconsin corporation ("Fiserve"), and First Federal Bank, a South Carolina Financial Institution ("Client").

================================================================================

         Fiserv and Client hereby agree as follows:

         1. Term. The initial term of this Agreement shall be 5 years and, unless written notice of non-renewal is provided by either party at least 180 days prior to expiration of the initial term or any renewal term, this Agreement shall automatically renew for a renewal term of 5 years. This Agreement shall commence on the earliest of the day Fiserv Services (as defined below) are first used by Client or _________________________. This contract shall be void if Client fails to receive approval from either the OTS or Federal Reserve, or if Client fails to open for business within one year of this Agreement date. The organizers accept full responsibility for all purchases or orders that Fiserv makes on Client's behalf. This would include any expenses incurred by Fiserv.

         2.       Services.

         (a) Services Generally. Fiserv, itself and through its affiliates, agrees to provide Client, and Client agrees to obtain from Fiserv services ("Services") and products ("Products") (collectively, "Fiserv Services") described in the attached Exhibits:

                  Exhibit A    -   Accounting Processing Services
                  Exhibit B    -   Item Processing Services
                  Exhibit H    -   Additional Services (Disaster Recovery)

         The Exhibits set forth specific terms and conditions applicable to the Services and/or Products, and, where applicable, the Fiserv affiliate so performing. Client may select additional services and products from time to time by incorporating an appropriate Exhibit to this Agreement.

         (b) Conversion Services. Fiserv will convert Client's existing applicable data and/or information to the Fiserv Services. Those activities designed to transfer the processing from Client's present servicer to the Fiserv Services are referred to as "Conversion Services". Client agrees to cooperate with Fiserv in connection with Fiserv's provision of Conversion Services and to provide all necessary information and assistance to facilitate the conversion. Client is responsible for all out-of-pocket expenses associated with the Conversion Services. Fiserv will provide Conversion Services as required in connection with Fiserv Services.

         (c) Training Services. Fiserv shall provide training, training aids, user manuals, and other documentation for Client's use to enable Client personnel to become familiar with Fiserv Services. If requested by Client, classroom training in the use and operation of Fiserv Services will be provided at a training facility designated by Fiserv. All such training aids and manuals remain Fiserv's property.

         3.       Fees for Fiserv Services.

         (a)      General. Client agrees to pay Fiserv:

         (i) estimated fees for Fiserv Services for the following month as specified in the Exhibits;
         (ii)     estimated out-of-pocket charges for the following month
                  payable by Fiserv for the account of Client; and
         (iii)    estimated Taxes (as defined below) thereon (collectively,
                  "Estimated Fees").

Fiserv shall timely reconcile Estimated Fees paid by Client for the Fiserv Services for the month and the fees and charges actually due Fiserv based on Client's actual use of Fiserv Services for such month. Fiserv shall either issue a credit to Client or provide Client with an invoice for any additional fees or other charges owed. Fiserv may change the amount of Estimated Fees billed to reflect appropriate changes in actual use of Fiserv Services. Estimated Fees may be increased from time to time as set forth in the Exhibits. Upon notification to and acceptance by Client, Fiserv may increase its fees in excess of amounts listed in the Exhibits in the event that Fiserv implements major system enhancements to comply with changes in law, government regulation, or industry practices. Fiserv shall attempt to provide Client with 180 days notice prior to such change.



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         (b)      Additional Charges. Feeds for out-of-pocket expenses, such as telephone, microfiche, courier, and other charges incurred by Fiserv for goods or services obtained by Fiserv on Client's behalf shall be billed to Client at cost plus the applicable Fiserv administrative fee. Such out-of-pocket expenses may be changed from time to time upon notification of a fee change from a vendor/provider.

         (c) Taxes. Fiserv shall add to each invoice any sales, use, excise, value added, and other taxes and duties however designated that are levied by any taxing authority relating to the Fiserv Services ("Taxes"). In no event shall "Taxes" include taxes based upon the net income of Fiserv.

         (d) Exclusions. The Estimated Fees do not include, and Client shall be responsible for, furnishing transportation or transmission of information between Fiserv's service center(s), Client's site(s), and any applicable clearing house, regulatory agency, or Federal Reserve Bank.

         (e) Payment Terms. Estimated Fees are due and payable monthly upon receipt of invoice. Client shall pay Fiserv through the Automated Clearing House. In the event any amounts due remain unpaid beyond the 30th day after payment is due, Client shall pay a late charge of 1.5% per month. Client agrees that it shall neither make nor assert any right of deduction or set-off from Estimated Fees on invoices submitted by Fiserv for Fiserv Services.

         4. Access to Fiserv Services. (a) Procedures. Client agrees to comply with applicable regulatory requirements and procedures for use of Services established by Fiserv.

         (b) Changes. Fiserv continually reviews and modifies Fiserv systems used in the delivery of Services (the "Fiserv System") to improve service and comply with government regulations, if any, applicable to the data and information utilized in providing Services. Fiserv reserves the right to make changes in Services, including but not limited to operating procedures, type of equipment or software resident at, and the location of Fiserv's service center(s). Fiserv will notify Client of any material change that affects Client's normal operating procedures, reporting, or service costs prior to implementation of such change.

         (c) Communications Lines. Fiserv shall order the installation of appropriate communication lines and equipment to facilitate Client's access to Services. Client understands and agrees to pay charges relating to the installation and use of such lines and equipment used by Client.

         (d) Terminals and Related Equipment. Client shall obtain necessary and sufficient terminals and other equipment, approved by Fiserv and compatible with the Fiserv System, to transmit and receive data and information between Client's location(s), Fiserv's service center(s), and/or other necessary location(s). Fiserv and Client may mutually agree to change the type(s) of terminal and equipment used by Client.

         5. Client Obligations.(a) Input. Client shall be solely responsible for the input, transmission, or delivery to and from Fiserv of all information and data required by Fiserv to perform Services unless Client has retained Fiserv to handle such responsibilities, as specifically set forth in the Exhibits. The information and data shall be provided in a format and manner approved by Fiserv. Client will provide at its own expense or procure from Fiserv all equipment, computer software, communication lines, and interface devices required to access the Fiserv System. If Client has elected to provide such items itself, Fiserv shall provide Client with a list of compatible equipment and software; Client agrees to pay Fiserv's standard fee for recertification of the Fiserv System resulting therefrom.

         (b) Client Personnel. Client shall designate appropriate Client personnel for training in the use of the Fiserv System, shall supply Fiserv with reasonable access to Client's site during normal business hours for Conversion Services and shall cooperate with Fiserv personnel in their performance of Services, including Conversion Services.

         (c) Use of Fiserv System. Client shall (i) comply with any operating instructions on the use of the Fiserv System provided by Fiserv; (ii) review all reports furnished by Fiserv for accuracy; and (iii) work with Fiserv to reconcile any out of balance conditions. Client shall determine and be responsible for the authenticity and accuracy of all information and data submitted to Fiserv.

         (d) Client's Systems. Client shall be responsible for ensuring that its systems are Year 2000 complaint and capable of passing and/or accepting date formats from and/or to the Fiserv System.

         6.       Ownership and Confidentiality. (a) Definition.



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         (i)      Client Information. "Client Information" means: (A)
         confidential plans, customer lists, information, and other proprietary material of Client that is marked with a restrictive legend, or if not so marked with such legend or is disclosed orally, is identified as confidential at the time of disclosure (and written confirmation thereof is promptly provided to Fiserv); and (B) any information and data concerning the business and financial records of Client's customers prepared by or for Fiserv, or used in any way by Fiserv in connection with the provision of Fiserv Services (whether or not any such information is marked with a restrictive legend).

         (ii) Fiserv Information. "Fiserv Information" means: (A) confidential plans, information, research, development, trade secrets, business affairs (including that of any Fiserv client, supplier, or affiliate), and other proprietary material of Fiserv that is marked with a restrictive legend, or if not so marked with such legend or is disclosed orally, is identified as confidential at the time of disclosure (and written confirmation thereof is promptly provided to Client); and (B) Fiserv's proprietary computer programs, including custom software modifications, software documentation and training aids, and all data, code, techniques, algorithms, methods, logic, architecture, and designs embodied or incorporated therein (whether or not any such information is marked with a restrictive legend).

         (iii) Information. "Information" means Client Information and Fiserv Information. No obligation of confidentiality applies to any information that the receiving party ("Recipient") (A) already possesses without obligation of confidentiality; (B) develops independently; or (C) rightfully receives without obligation of confidentiality from a third party. No obligation of confidentiality applies to any Information that is, or becomes, publicly available without breach of this Agreement.

         (b) Obligations. Recipient agrees to hold as confidential all Information it receives from the disclosing party ("Disclosure"). All Information shall remain the property of Disclosure or its suppliers and licensors. Information will be returned to Disclosure at the termination or expiration of this Agreement. Recipient will use the same care and discretion to avoid disclosure of Information as it uses with its own similar information that it does not wish disclosed, but in no event less than a reasonable standard of care. Recipient may use Information for any purpose that does not violate such obligation of confidentiality. Recipient may disclose Information to (i) employees and employees of affiliates who have a need to know; and (ii) any other party with Discloser's written consent. Before disclosure to any of the above parties, Recipient will have a written agreement with such party sufficient to require that party to treat Information in accordance with this Agreement. Recipient may disclose Information to the extent required by law. However, Recipient agrees to give Discloser prompt notice so that it may seek a protective order. The provisions of this sub-section survive any termination or expiration of this Agreement.

         (c) Residuals. Nothing contained in this Agreement shall restrict Recipient from the use of any ideas, concepts, know-how, or techniques contained in Information that are related to Recipient's business activities ("Residuals"), provided that in so doing, Recipient does not breach its obligations under this Section. However, this does not give Recipient the right to disclose the Residuals except as set forth elsewhere in this Agreement.

         (d) Fiserv System. The Fiserv System contains information and computer software that are proprietary and confidential information of Fiserv, its suppliers, and licensors. Client agrees not to attempt to circumvent the devices employed by Fiserv to prevent unauthorized access to the Fiserv System, including, but not limited to, alterations, decompiling, disassembling, modifications, and reverse engineering thereof.

         (e) Confidentiality of this Agreement. Fiserv and Client agree to keep confidential the prices, terms and conditions of this Agreement, without disclosure to third parties.

         7. Regulatory Agencies, Regulations and Legal Requirements. (a) Client Files. Records maintained and produced for Client ("Client Files") may be subject to examination by such Federal, State, or other governmental regulatory agencies as may have jurisdiction over Client's business to the same extent as such records would be subject if maintained by Client on its own premises. Client agrees that Fiserv is authorized to give all reports, summaries, or information contained in or derived from the data or information in Fiserv's possession relating to Client when formally requested to do so by an authorized regulatory or government agency. Fiserv agrees to provide all such information as requested by such agencies.

         (b) Compliance with Regulatory Requirements. Client agrees to comply with applicable regulatory and legal requirements, including without limitation;




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         (i)      submitting a copy of this Agreement to the appropriate
         regulatory agencies prior to the date Services commence;
         (ii) providing adequate notice to the appropriate regulatory agencies of the termination of this Agreement or any material changes in Services;
         (iii) retaining records of its accounts as required by regulatory authorities;
         (iv) obtaining and maintaining, at its own expense, any Fidelity Bond required by any regulatory or governmental agency; and
         (v) maintaining, at its own expense, such casualty and business interruption insurance coverage for loss of records from fire, disaster, or other causes, and taking such precautions regarding the same, as may be required by regulatory authorities.

         8. Warranties. (a) Fiserv Warranties. Fiserv represents and warrants that:

         (i) (A) Products and Services will conform to the specifications set forth in the Exhibits; (B) Fiserv will perform Client's work accurately provided that Client supplies accurate data and information, and follows the procedures described in all Fiserv documentation, notices, and advices; (C) Fiserv personnel will exercise due care in provision of Services; (D) the Fiserv System will comply in all material respects with all applicable Federal and State regulations governing Services; and (E) the Fiserv System is or will be Year 2000 complaint in all respects. In the event of an error or other default caused by Fiserv personnel, systems, or equipment, Fiserv shall correct the data or information and/or reprocess the affected item or report at no additional cost to Client within a reasonable time frame following such request. Client agrees to supply Fiserv with a written request for correction of the error within 30 days after Client's receipt of the work containing the error. Work reprocessed due to errors in data supplied by Client, on Client's behalf by a third party, or by Client's failure to follow procedures set forth by Fiserv shall be billed to Client at Fiserv's then current time and material rates; and
         (ii) it owns or has a license to furnish all equipment or software comprising the Fiserv System. Fiserv shall indemnify Client and hold it harmless against any claim or action that alleges that the Fiserv System use infringes a United States patent, copyright, or other proprietary right of a third party. Client agrees to notify Fiserv promptly of any such claim and grants Fiserv the sole right to control the defense and disposition of all such claims. Client s hall provide Fiserv with reasonable cooperation and assistance in the defense of any such claim.

THE WARRANTIES STATED ABOVE ARE LIMITED WARRANTIES AND ARE THE ONLY WARRANTIES MADE BY FISERV. FISERV DOES NOT MAKE, AND CLIENT HEREBY EXPRESSLY WAIVES, ALL OTHER WARRANTIES, INCLUDING WARRANTIES OR MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. THE STATED EXPRESS WARRANTIES ARE IN LIEU OF ALL LIABILITIES OR OBLIGATIONS OF FISERV FOR DAMAGES ARISING OUT OF OR IN CONNECTION WITH THE DELIVERY, USE, OR PERFORMANCE OF FISERV SERVICES.

         (b) Client Warranties. Client represents and warrants that: (A) no contractual obligations exist that would prevent Client from entering into this Agreement; (B) it has complied with all applicable regulatory requirements; and
(C) Client has requisite authority to execute, deliver, and perform this Agreement. Client shall indemnify and hold harmless Fiserv, its officers, directors, employees, and affiliates against any claims or actions arising out of (X) the use by Client of the Fiserv System in a manner other than that provided in this Agreement; and (Y) any and all claims by third parties through Client arising out of the performance and non-performance of Fiserv Services by Fiserv; provided that the indemnity listed in clause (Y) hereof shall not preclude Client's recovery of direct damages pursuant to the terms and subject to the limitations of this Agreement.

         9. Limitation of Liability. (a) General. IN NO EVENT SHALL FISERV BE LIABLE FOR LOSS OF GOODWILL, OR FOR SPECIAL, INDIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES ARISING FROM CLIENT'S USE OF FISERV SERVICES, OR FISERV'S SUPPLY OF EQUIPMENT OR SOFTWARE, REGARDLESS OF WHETHER SUCH CLAIM ARISES IN TORT OR IN CONTRACT. CLIENT MAY NOT ASSERT ANY CLAIM AGAINST FISERV MORE THAN 2 YEARS AFTER SUCH CLAIM ACCRUED. FISERV'S AGGREGATE LIABILITY FOR ANY AND ALL CAUSES OF ACTION RELATING TO SERVICES SHALL BE LIMITED TO THE TOTAL FEES PAID BY CLIENT TO FISERV FOR SERVICES RESULTING IN SUCH LIABILITY IN THE 4 MONTH PERIOD PRECEDING THE DATE THE CLAIM ACCRUED. FISERV'S AGGREGATE LIABILITY FOR A DEFAULT RELATING TO EQUIPMENT OR SOFTWARE SHALL BE LIMITED TO THE AMOUNT PAID BY CLIENT FOR THE EQUIPMENT OR SOFTWARE.

         (b) Lost Records. If Client's records or other data submitted for processing are lost or damaged as a result of any failure by Fiserv, its employees, or agents to exercise reasonable care to prevent such loss or damage, Fiserv's liability on account of such loss or damages shall not exceed the reasonable cost of reproducing such records or data from exact duplicates thereof in Client's possession.




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         10.      Disaster Recovery. (a) General. Fiserv maintains a disaster recovery plan ("Disaster Recovery Plan") for each Service. A "Disaster" shall mean any unplanned interruption of the operations of or inaccessibility to Fiserv's service center in which Fiserv, using reasonable judgment, requires relocation of processing to a recovery location. Fiserv shall notify Client as soon as possible after Fiserv deems a service outage to be a Disaster. Fiserv shall move the processing of Client's standard services to a recovery location as expeditiously as possible and shall coordinate the cut-over to back-up telecommunication facilities with the appropriate carriers. Client shall maintain adequate records of all transactions during the period of service interruption and shall have personnel available to assist Fiserv in implementing the switchover to the recovery location. During a Disaster, optional or on-request services shall be provided by Fiserv only to the extent adequate capacity exists at the recovery location and only after stabilizing the provision of base services.

         (b) Communications. Fiserv shall work with Client to establish a plan for alternative communications in the event of a Disaster.

         (c) Disaster Recovery Test. Fiserv shall test the Disaster Recovery Plan periodically. Client agrees to participate in and assist Fiserv with such test, if requested by Fiserv. Upon Client request, test results will be made available to Client's management, regulators, auditors, and insurance underwriters.

         (d) Client Plans. Fiserv agrees to release information necessary to allow Client's development of a disaster recovery plan that operates in concert with the Disaster Recovery Plan.

         (e) No Warranty. Client understands and agrees that the Disaster Recovery Plan is designed to minimize, but not eliminate, risks associated with a Disaster affecting Fiserv's service center(s). Fiserv does not warrant that Fiserv Services will be uninterrupted or error free in the event of a Disaster; no performance standards shall be applicable for the duration of a Disaster. Client maintains responsibility for adopting a disaster recovery plan relating to disasters affecting Client's facilities and for securing business interruption insurance or other insurance necessary for Client's protection.

         11.      Termination.

         (a) Material Breach. Except as provided elsewhere in this Section 11, either party may terminate this Agreement in the event of a material breach by the other party not cured within 90 days following written notice stating, with particularity and in reasonable detail, the nature of the claimed breach.

         (b) Failure to Pay. In the event any invoice remains unpaid by Client 30 days after due, or Client deconverts any data or information from the Fiserv System without prior written consent of Fiserv, Fiserv, at its sole option, may terminate this Agreement and/or Client's access to and use of Fiserv Services. Any invoice submitted by Fiserv shall be deemed correct unless Client provides written notice to Fiserv within 15 days of the invoice data specifying the nature of the disagreement.

         (c) Remedies. Remedies contained in this Section 11 are cumulative and are in addition to the other rights and remedies available to Fiserv under this Agreement, by law or otherwise.

         (d)      Defaults. If Client:

         (i)      defaults in the payment of any sum of money due;
         (ii) breaches this Agreement in any material respect or otherwise defaults in any material respect in the performance of any of its obligations; or
         (iii) commits an act of bankruptcy or becomes the subject of any proceeding under the Bankruptcy Code or becomes insolvent or if any substantial part of Client's property becomes subject to any levy, seizure, assignment, application, or sale for or by any creditor or governmental agency;

then, in any such event, Fiserv may, upon written notice, terminate this Agreement and be entitled to recover from Client as liquidated damages an amount equal to the present value of all payments remaining to be made hereunder for the remainder of the initial term or any renewal term of this Agreement. For purposes of the preceding sentence, present value shall be computed using the "prime" rate (as published in The Wall Street Journal) in effect at the date of termination and "all payments remaining to be made" shall be calculated based on the average bills for the 3 months immediately preceding the date of termination. Client agrees to reimburse Fiserv for any expenses Fiserv may incur, including reasonable attorneys' fees, in taking any of the foregoing actions.

         If Fiserv:




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         (i)      breaches this Agreement in any material respect or otherwise defaults in any material respect in the performance of any of its obligations; or
         (ii) commits an act of bankruptcy or becomes the subject of any proceeding under the Bankruptcy Code or become insolvent or if any substantial part of Fiserv's property becomes subject to any levy, seizure, assignment, application, or sale for or by any creditor or governmental agency;

         then, in any such event, Client may, upon written notice, terminate this Agreement, without penalty.

         (e) Convenience. Client may terminate this Agreement during any term by paying a termination fee based on the remaining unused term of this Agreement, the amount to be determined by multiplying Client's largest monthly invoice for each Fiserv Service received by Client during the term (or if no monthly invoice has been received, the sum of the estimated monthly billing for each Fiserv Service to be received hereunder) by 80% times the remaining months of the term, plus any unamortized conversion fees or third party costs existing on Fiserv's books on the date of termination. Client understands and agrees that Fiserv losses incurred as a result of early termination of the Agreement would be difficult or impossible to calculate as of the effective date of termination since they will vary based on, among other things, the number of clients using the Fiserv System on the date the Agreement terminates. Accordingly, the amount set forth in the first sentence of this subsection represents Client's agreement to pay and Fiserv's agreement to accept as liquidated damages (and not as a penalty) such amount for any such Client termination.

         (f) Merger. In the event of a merger between Client and another organization in which Client is not the surviving organization and where the other organization was not previously a user of Fiserv services similar to the Services, Fiserv will allow an early termination of this Agreement upon the following terms and conditions:

         (i) written notice must be given 3 months in advance, specifying the termination date;
         (ii) Fiserv may specify a deconversion date based on its previous commitments and work loads; and
         (iii) Fiserv may charge a termination fee in accordance with subsection (e) above.

         (g) Return of Data Files. Upon expiration or termination of this Agreement, Fiserv shall furnish to Client such copies of Client Files as Client may request in Fiserv's standard machine readable format along with such information and assistance as is reasonable and customary to enable Client to deconvert from the Fiserv System, provided, however, that Client consents and agrees and authorizes Fiserv to retain Client Files until (i) Fiserv is paid in full for (A) all Services provided through the date such Client Files are returned to Client; and (B) any and all other amounts that are due or will become due under this Agreement; (ii) Fiserv is paid its then standard rates for the services necessary to return such Client Files; (iii) if this Agreement is being terminated, Fiserv is paid any applicable termination fee pursuant to subsection (d), (e), or (f) above; and (iv) Client has returned to Fiserv all Fiserv Information. Unless directed by Client in writing to the contrary, Fiserv shall be permitted to destroy Client Files any time after 30 days from the final use of Client Files for processing.

         (h) Miscellaneous. Client understands and agrees that Client is responsible for the deinstallation and return shipping of any Fiserv-owned equipment located on Client's premises.

         12.      Arbitration.

         (a) General. Except with respect to disputes arising from a misappropriation or misuse of either party's proprietary rights, any dispute or controversy arising out of this Agreement, or its interpretation, shall be submitted to and resolved exclusively by arbitration under the rules then prevailing of the American Arbitration Association, upon written notice of demand for arbitration by the party seeking arbitration, setting forth the specifics of the matter in controversy or the claim being made. The arbitration shall be heard before an arbitrator mutually agreeable to the parties; provided, that if the parties cannot agree on the choice or arbitrator within 10 days after the first party seeking arbitration has given written notice, then the arbitration shall be heard by three arbitrators, one chosen by each party, and the third chosen by those two arbitrators. The arbitrators will be selected from a panel of persons having experience with and knowledge of information technology and at least one of the arbitrators selected will be an attorney. A hearing on the merits of all claims for which arbitration is sought by either party shall be commenced not later than 60 days from the date demand for arbitration is made by the first party seeking arbitration. The arbitrator(s) must render a decision within 10 days after the conclusion of such hearing. Any award in such arbitration shall be final and binding upon the parties and the judgment thereon may be entered in any court of competent jurisdiction.

         (b) Applicable Law. The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. 1-16. The arbitrators shall apply the substantive law of the State of Georgia, without reference to provisions relating to conflict



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of laws. The arbitrators shall not have the power to alter, modify, amend, add to, or subtract from any term or provision of this Agreement, nor to rule upon or grant any extension, renewal, or continuance of this Agreement. The arbitrators shall have the authority to grant any legal remedy available had the parties submitted the dispute to a judicial proceeding.

         (c) Situs. If arbitration is required to resolve any disputes between the parties, all the proceedings to resolve any such dispute shall be held in Atlanta, Georgia.

         13. Insurance. Fiserv carries the following types of insurance policies:

         (i) Comprehensive General Liability in an amount not less than $1 million per occurrence for claims arising out of bodily injury and property damage;
         (ii) Commercial Crime covering employee dishonesty in an amount not less than $5 million;
         (iii) All-risk property coverage including Extra Expense and Business Income coverage; and
         (iv) Workers Compensation as mandated or allowed by the laws of the state in which Services are being performed, including $500,000 coverage for Employer's Liability.

         14. Audit. Fiserv employs an internal auditor responsible for ensuring the integrity of its processing environments and internal controls. In addition, Fiserv provides for periodic independent audits of its operations. Fiserv shall provide Client with a copy of the audit of the Fiserv service center providing Services within a reasonable time after its completion and shall charge each client a fee based on the pro rata cost of such audit. Fiserv shall also provide a copy of such audit to the appropriate regulatory agencies, if any, having jurisdiction over Fiserv's provision of Services.

         15. General. (a) Binding Agreement. This Agreement is binding upon the parties and their respective successors and permitted assigns. Neither this Agreement nor any interest may be sold, assigned, transferred, pledged, or otherwise disposed of by Client, whether pursuant to change of control or otherwise, without Fiserv's prior written consent. Client agrees that Fiserv may subcontract any Services to be performed hereunder. Any such subcontractors shall be required to comply with all applicable terms and conditions.

         (b) Entire Agreement. This Agreement, including its Exhibits, which are expressly incorporated herein by reference, constitutes the complete and exclusive statement of the agreement between the parties as to the subject matter hereof and supersedes all previous agreements with respect thereto. Modifications of this Agreement must be in writing and signed by duly authorized representatives of the parties. Each party hereby acknowledges that it has not entered into this Agreement in reliance upon any representation made by the other party not embodied herein. In the event any of the provisions of any Exhibit are in conflict with any of the provisions of this Agreement, the terms and provisions of this Agreement shall control unless the Exhibit in question expressly provides that its terms and provisions shall control.

         (c) Severability. If any provision of this Agreement is held to be unenforceable or invalid, the other provisions shall continue in full force and effect.

         (d) Governing Law. This Agreement will be governed by the substantive laws of the State of Wisconsin, without reference to provisions relating to conflict of laws. The United Nations Convention of Contracts for the International Sale of Goods shall not apply to this Agreement.

         (e) Force Majeure. Neither party shall be responsible for delays or failures in performance resulting from acts reasonably beyond the control of that party.

         (f) Notices. Any written notice required or permitted to be given hereunder shall be given by: (i) Registered or Certified Mail, Return Receipt Requested, postage prepaid; (ii) confirmed facsimile; or (iii) nationally recognized courier service to the other party at the addresses listed on the cover page or to such other address or person as a party may designate in writing. All such notices shall be effective upon receipt.

         (g) No Waiver. The failure of either party to insist on strict performance of any of the provisions hereunder shall not be construed as the waiver of any subsequent default of a similar nature.

         (h) Financial Statements. Fiserv shall provide Client and the appropriate regulatory agencies so requiring a copy of Fiserv, Inc.'s audited consolidated financial statements.

         (i) Prevailing Party. The prevailing party in any arbitration, suit, or action brought against the other party to enforce the terms of this Agreement or any rights or obligations hereunder, shall be entitled to receive its reasonable costs, expenses, and attorneys' fees of bringing such arbitration, suit, or action.

         (j) Survival. All rights and obligations of the parties under this Agreement that, by their nature, do not terminate with the expiration or termination of this Agreement shall survive the expiration or termination of this Agreement.

         (k) Exclusivity. Client agrees that Fiserv shall be the sole and exclusive provider of the services that are the subject matter of this Agreement. For purposes of the foregoing, the term "Client" shall include Client affiliates. During the term of this Agreement, Client agrees not to enter into an agreement with any other entity to provide these services (or similar services) without Fiserv's prior written consent. If Client acquires another entity, the exclusivity provided to Fiserv hereunder shall take effect with respect to such acquired entity as soon as practicable after termination of such acquired entity's previously existing arrangement for these services. If Client is acquired by another entity, the exclusivity provided to Fiserv hereunder shall apply with respect to the level or volume of these services provided immediately prior to the signing of the definitive acquisition agreement relating to such acquisition and shall continue with respect to the level or volume of these services until any termination or expiration of this Agreement.

         (i) Recruitment of Employees. Client agrees not to hire Fiserv's employees during the term of this Agreement and for a period of 6 months after any termination or expiration thereof, except with Fiserv's prior written consent.

================================================================================

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the date indicated below.


For Client:                                   For Fiserv:

FIRST FEDERAL BANK                            FISERV SOLUTIONS, INC.


By:      \s\ J. Aubrey Crosland               By:      \s\ William L. Kenney
   ----------------------------------            -------------------------------
Name:    J. Aubrey Crosland                   Name:    William L. Kenney
     --------------------------------              -----------------------------
Title:   Pres. & C.E.O.                       Title:   President Fiserv Atlanta
      -------------------------------               ----------------------------
Date:    Dec. 08, 1998                        Date:    12/14/98
     --------------------------------              -----------------------------

                                                                       Exhibit A

                           Account Processing Services


         Client agrees with Fiserv as follows:

         1. Services. Fiserv will provide Client the Account Processing Services ("Account Processing Services") specified in Exhibit A-1.

         2. Fees. Client shall pay Fiserv fees and other charges for Account Processing Services specified in Exhibit A-2.

         3. Responsibility for Accounts. Client shall be responsible for balancing its accounts each business day and notifying Fiserv immediately of any errors or discrepancies. Provided that Client immediately notifies Fiserv of any discrepancy in Client's accounts, Fiserv shall, at its expense, promptly recompute accounts affected by discrepancies solely caused by the Fiserv Systems or provide for another mutually agreeable resolution. Fiserv will use its commercially reasonable efforts to correct errors attributable to Client or Client's other third party servicers. Reconstruction of error conditions attributable to Client or to third parties acting on Client's behalf will be done at prevailing rates as set forth in Exhibit A-2.

         4. Annual Histories. Fiserv currently maintains annual histories, where applicable, for its clients. These histories can be used to reconstruct Client Files in an emergency. However, in order to permit prompt and accurate reconstruction of accounts, Client agrees to retain at all times and make available to Fiserv upon request the most recent data printout(s) received from Fiserv, together with copies or other accurate and retrievable records of all transactions to be reflected on the next consecutive printout(s).

         5. Hours of Operation. Account Processing Services will be available for use by Client during standard Fiserv business hours, excluding holidays, as specified in Exhibit A-3. Account Processing Services may be available during additional hours, during which time Client may use Services at its option and subject to additional charges.

         6.       Protection of Data.

         (a) For the purpose of compliance with applicable government regulations, Fiserv has an operations backup center, for which Client agrees to pay the charges indicated in Exhibit A-2. Copies of transaction files are maintained by Fiserv off premises in secured vaults.

         (b) Fiserv provides "on-line" security via utilization of leased lines with poll/select protocol.

         (c) Upon Client providing access to Client Files through Client's customers' personal computers or voice response system, Client agrees to indemnify and hold harmless Fiserv, its officers, directors, employees, and affiliates against any claims or actions arising out of such access to Client Files or any Fiserv files (including the files of other Fiserv clients) or the Fiserv System or other Fiserv systems.

         7. Processing Priority. Fiserv does not subscribe to any processing priority; all users receive equal processing consideration.

         8. Forms and Supplies. Client assumes and will pay the charges for all customized forms, supplies, and delivery charges. Custom forms ordered through Fiserv will be subject to a 15% administrative fee for warehousing and inventory control. Forms ordered by Client and warehoused at Fiserv will be subject to the administrative fee set forth in Exhibit A-2.

         9. Regulatory Supervision. By entering into this Agreement, Fiserv agrees that the Office of Thrift Supervision, FDIC, or other regulatory agencies having authority over Client's operations shall have the authority and responsibility provided to the regulatory agencies pursuant to the Bank Service Corporation Act, 12 U.S.C. 1867(C) relating to services performed by contract or otherwise.

================================================================================

         IN WITNESS WHEREOF, the parties have caused this Exhibit A to be executed by their duly authorized representatives as of the date indicated below.


FIRST FEDERAL BANK                             FISERV SOLUTIONS, INC.


By:      \s\ J. Aubrey Crosland                By:      \s\ William L. Kenney
   -----------------------------------            ------------------------------
Name:    J. Aubrey Crosland                    Name:    William L. Kenney
     ---------------------------------              ----------------------------
Title:   Pres. & C.E.O.                        Title:   President Fiserv Atlanta
      --------------------------------               ---------------------------
Date:    Dec. 08, 1998                         Date:    12/14/98
     ---------------------------------              ----------------------------

                                                                     Exhibit A-1

                           Account Processing Services


Fiserv will provide Client with the following Account Processing Services:

I.       Services and/or functions to be performed by Fiserv:

         A. Maintain the necessary computer equipment in order to provide Client with complete electronic bookkeeping service for Deposit Accounts, Certificate Accounts, Loan Accounts, Central Information System, Account Analysis, ACH (Receiving), General Ledger, and On-Line Documentation five (5) days per week. The Information Technology, Inc. (ITI) Premier II Banking System will be used for Client's application processing.

         B. Provide necessary assistance to Client for the initial set-up to convert to the Fiserv system. Customer Service is provided by toll-free telephone as follows:

         (1) Full Customer Service specialists for all applications, Monday through Friday - 8:00 a.m to 5:00 p.m. (EST)
         (2) Limited telephone coverage, Monday through Friday - 5:00 p.m. to 7:00 p.m. (EST)
         (3) Emergency after hours Customer Service, via Beeper - 24 hours/day, 7 day/week

         C. Receive transmitted transaction data from Client at Fiserv by 7:00 p.m. (EST) daily or receive transaction input at a Fiserv center at mutually agreed time. If transaction data is not received by this appropriate time, assurance cannot be made for meeting the Client's scheduled needs the following day.

         D.       Reconcile Client's balancing totals.

         E. Exercise reasonable care in handling data submitted to Fiserv and hold all information received by Fiserv in strictest confidence.

         F. Calculate and provide figures for the daily accrual of interest earned, late charges due, and service charges.

         G. Transmit selected reports to Client's remote print facility or Fiserv facility for printing.


II. Services, functions and requirements to be performed by Client for participation in this agreement:

         A. Purchase/lease all equipment required in the bank to utilize the services provided by Fiserv.

         B. Provide transmitted data to Fiserv's Computer Center daily by 7:00 p.m. EST, or provide input data to a Fiserv center by mutually agreed times, records containing the necessary information to process the applications.

         C. Provide information on new accounts, change of address, changes of title and status change through the on-line data entry system.

         D. Repair and re-enter for reprocessing all rejected items, handle return items and reconcile controls.

         E. Verify signatures and stop payments, cancel and file checks, microfilm, assemble and mail statements, handle return items and reconcile controls.

         F. Balance work daily to General Ledger Controls, verify new and re-issued coupon books, and mail notices.

         G.       Print and distribute reports selected by Client.

         H. Provide necessary transportation and Content Insurance coverage To and From Fiserv facility.


III. Fiserv will provide the following ancillary support services included in the monthly processing fee.

         Refer to Ancillary Module Current Fees Schedule, Exhibit A-5.

                                                                     Exhibit A-3
                                                               Exhibit A-2

                           Account Processing Services


Fiserv will provide Client with the following Account Processing Services at the fees and prices indicated:

1. Fees to be paid monthly by Client to Fiserv for performance of the services outlined in Section 1:

         A.       Monthly Processing Fees
                  The Client will be charged a monthly fee of $ .70 per account on file (Deposit, Loan). The Client will be charged a monthly fee of $ .15 per account on file (General Ledger). The Client will be charged a minimum fee of $2,500.00 for Deposit, Loan, General Ledger.

         B.       Loan Coupon Books*                              $        2.05   Each (Postage Additional)

         C.       Furnished by Client*

                  Postage/Courier Fees
                  Telephone Lines
                  Modems and Annual Modem Maintenance
                  In-Bank Terminal Equipment/Software
                  In-Bank Equipment/Software Maintenance

         D.       Conversion/Installation Fees                    $    5,000.00

                  An implementation fee of $ 5,000.00 will be charged to convert to Premier II plus travel and related expenses.

         E.       Supplies

                  All forms necessary to the daily operations of Fiserv's System can be purchased through Fiserv at prices quoted at the time of purchase.

         F.       Miscellaneous Services

                    10 Smart Reports will be provided and included in Base
                  Monthly Processing Fee. Additional services provided per
                  Exhibit A-4.

         G.       Platform/Teller Interfaces

                                                                  $        0.00   Each Per Function (i.e.
                                                                                  Deposit/Loan/Teller)

         H.       ATM/EFT Service

                  Installation Fees:
                           One-Time Charge                        $    5,000.00
                           Per ATM Connect Fee                    $      500.00
                           Per Network                            $      500.00
                           Surcharge Set-Up                       $    1,000.00
                           Surcharge Set-Up per ATM               $      150.00
                           Communication Install Fee               Pass Through

                                                                     Exhibit A-3


                           Fiserv Support                         $         400.00
                           Network Support per Network            $         100.00
                           Card Base Record                       $           0.06   Per Card
                                                                  $         100.00   Minimum
                           Per ATM Connect Fee                    $         150.00   Per Device
                           Per ATM 7 X 24 Monitoring Fee          $          15.00   Per Device
                           Communication Line Cost                    Pass Through

                  Per Transaction Fees
                           ON/US Transaction Fees                 $           0.10
                           Per ATM 7 X 24 Monitoring Fee          $           0.10
                           Communication Line Cost                $           0.15   In Addition to Above
                                                                                     Transaction Fees

                  ATM Cards
                           Plastic Stock                              Pass Through
                           New Card Order                         $           1.75   Per Card
                           PIN Mailer                             $           0.35   Per Mailer
                           Postage                                    Pass Through

                  Non-Atlanta Host Authorization
                           One-Time Set-Up                        $       1,500.00
                           Monthly Charge                         $         500.00   Base Plus $.06 Per Card
                                                                                     Record on File

                  Positive Balance File (PBF)
                           One-Time Set-Up                        $       1,500.00
                           Monthly Charge                         $         600.00
                           Communications Charges                     Pass Through

                  Visa Debit Processing                           Per Separate Quote

         I.       End of Year Processing

                  Per fee schedule published annually

         J.       On-Line Terminal Support

                  Client will be charged a fee of $15.00 per on-line device per month. Converting workstations will be included in Monthly
                  Processing Fee.

         K.       Special Processing                              $           85.00  Per Quarter Hour

         L.       Programming/Consulting                          $           85.00  Per Hour

         M.       On-Site Support/Training                        $          900.00  Per Person Per Day Plus
                                                                                     Travel and Related Expenses
N.

                                                                     Exhibit A-3


N.       Deconversion Fees

         File formats and magnetic tapes in Fiserv format will be provided to designated processor as requested in writing providing the Client has no outstanding payments to Fiserv. Charges for the creation and delivery of these files will be computer run time or $2,500 per application per request, whichever is greater. All consulting interpretation and computer time required for the deconversion will be billed at per hour current rates.

O.       Charges for Services

         The monthly processing fees defined may be changed annually after the first anniversary of this Agreement. Each change shall be limited to the greater of five percent (5%) or the change in the U.S. Department of Labor, Consumer Price Index for the twelve (12) month period preceding the anniversary date.

P.       Year 2000 Testing

         Fiserv shall make available to Client evidence of a Year 2000 proxy test of the Fiserv System, including test procedures and results. Fiserv shall make available to Client additional testing capabilities as may be required.


         * All third party fees are subject to change without notice.

                                                                     Exhibit A-3


                               Hours of Operation

         The Fiserv Account Processing Center will be in operation for On-Line Accounting Processing Services in accordance with the following:

                  Monday                    8:00 A.M. - 7:00 P.M.
                  Tuesday                   8:00 A.M. - 7:00 P.M.
                  Wednesday                 8:00 A.M. - 7:00 P.M.
                  Thursday                  8:00 A.M. - 7:00 P.M.
                  Friday                    8:00 A.M. - 7:00 P.M.
                  Saturday                  8:00 A.M. - 4:00 P.M.

         All times stated are in accordance with prevailing local times for the Fiserv Account Processing Center. The Fiserv Account Processing Center will observe national holidays, and will be closed for on-line operations.

                                                                     Exhibit A-4

------------------------------------------------------ ---------- -----------------------------------------
REQUEST                                                FEE
------------------------------------------------------ ---------- -----------------------------------------

------------------------------------------------------ ---------- -----------------------------------------
BDS050-SMART Reports & Pull Files                         $50     Per Report/File
(10 Included in Monthly Processing Fee)
------------------------------------------------------ ---------- -----------------------------------------

------------------------------------------------------ ---------- -----------------------------------------
BDS061/BDS062                                             $50     Per Month
Safe Deposit Box Billing
Safe Deposit Box Trial and Past Due Reports
------------------------------------------------------ ---------- -----------------------------------------

------------------------------------------------------ ---------- -----------------------------------------
BDS071                                                    $50     Per Request
Debit Card Reference Journal
------------------------------------------------------ ---------- -----------------------------------------

------------------------------------------------------ ---------- -----------------------------------------
BDS072                                                    $50     Per Request
Debit Card Billing
------------------------------------------------------ ---------- -----------------------------------------

------------------------------------------------------ ---------- -----------------------------------------
BDS200                                                    $85     Per Request
"On-Demand" Statement Cycles
------------------------------------------------------ ---------- -----------------------------------------

------------------------------------------------------ ---------- -----------------------------------------
BDS221                                                   $340     Per Request*
DDA Month End Account Profitability Analysis                      *One execution of this program is
                                                                  included with month end processing.
                                                                  Charge would only apply to requests
                                                                  other than month end.
------------------------------------------------------ ---------- -----------------------------------------

------------------------------------------------------ ---------- -----------------------------------------
BDS 252                                                  $170     Per Request *
DDA Balance Range Report                                          *One execution of this program is
                                                                  included with month end processing.
                                                                  Charge would only apply to requests
                                                                  other than month end.
------------------------------------------------------ ---------- -----------------------------------------

------------------------------------------------------ ---------- -----------------------------------------
BDS253                                                   $100     Plus $.35 per Confirmation
Audit Confirmations - DDA
------------------------------------------------------ ---------- -----------------------------------------

------------------------------------------------------ ---------- -----------------------------------------
BDS255                                                    $85     Per Request
Account Code/Cycle Distribution Report
------------------------------------------------------ ---------- -----------------------------------------

------------------------------------------------------ ---------- -----------------------------------------
BDS258                                                            Standard at month end only. Other
DDA Hold Report                                                   requests $85.00
------------------------------------------------------ ---------- -----------------------------------------

------------------------------------------------------ ---------- -----------------------------------------
BDS262                                                    $85     Per Request
Report Errors Concerning DDA Stmts.
------------------------------------------------------ ---------- -----------------------------------------

------------------------------------------------------ ---------- -----------------------------------------
BDS352                                                   $170     Per Request*
SAV Balance Range Report                                          *One execution of this program is
                                                                  included with month end processing.
                                                                  Charge would only apply to requests
                                                                  other than month end.
------------------------------------------------------ ---------- -----------------------------------------

------------------------------------------------------ ---------- -----------------------------------------
BDS353                                                   $100     Plus $.35 per Confirmation
Audit Confirmations - SAV
------------------------------------------------------ ---------- -----------------------------------------

------------------------------------------------------ ---------- -----------------------------------------
REQUEST                                                FEE
------------------------------------------------------ ---------- -----------------------------------------

------------------------------------------------------ ---------- -----------------------------------------
BDS365                                                    $85     Per Request
Account Code/Cycle Distribution Report
------------------------------------------------------ ---------- -----------------------------------------

------------------------------------------------------ ---------- -----------------------------------------
BDS358                                                            Standard at month end only. Other
Report of SAV Holds                                               requests $85.
------------------------------------------------------ ---------- -----------------------------------------

------------------------------------------------------ ---------- -----------------------------------------
BDS360                                                            Standard at month end only. Other
Automatic Transfers to DDA Report                                 requests $85.
------------------------------------------------------ ---------- -----------------------------------------

------------------------------------------------------ ---------- -----------------------------------------
BDS361                                                            Standard at month end only. Other
Savings Balances Subject to Rate Change                           requests $85.
------------------------------------------------------ ---------- -----------------------------------------

------------------------------------------------------ ---------- -----------------------------------------
BDS452                                                   $170     Per Request*
CD Analysis Reports                                               *One execution of this program is
                                                                  included with month end processing.
                                                                  Charge would only apply to requests
                                                                  other than month end.
------------------------------------------------------ ---------- -----------------------------------------

------------------------------------------------------ ---------- -----------------------------------------
BDS453                                                   $100     Plus $.35 per Confirmation
Audit Confirmations - CD
------------------------------------------------------ ---------- -----------------------------------------

------------------------------------------------------ ---------- -----------------------------------------
BDS455                                                    $85     Per Request
Account Code/Cycle Distribution Report
------------------------------------------------------ ---------- -----------------------------------------

------------------------------------------------------ ---------- -----------------------------------------
BDS458                                                    $85     Per Request
Report of CD Holds
------------------------------------------------------ ---------- -----------------------------------------

------------------------------------------------------ ---------- -----------------------------------------
BDS531                                                            Standard at month end only. Other
Loan Status Report - Reports by Product                           requests $85.
------------------------------------------------------ ---------- -----------------------------------------

------------------------------------------------------ ---------- -----------------------------------------
BDS534                                                            Standard at month end only. Other
FHA Title I Home Improvement Loan Reporting                       requests $85.
------------------------------------------------------ ---------- -----------------------------------------

------------------------------------------------------ ---------- -----------------------------------------
BDS544                                                            Standard at month end only. Other
Escrow Addenda Reference Journal                                  requests $85.
------------------------------------------------------ ---------- -----------------------------------------

------------------------------------------------------ ---------- -----------------------------------------
BDS545                                                            Standard at month end only. Other
Escrow Review Conversion                                          requests $85.

------------------------------------------------------ ---------- -----------------------------------------

------------------------------------------------------ ---------- -----------------------------------------
BDS552                                                   $170     Per Request*
Loan Analysis Report                                              *One execution of this program is
                                                                  included with month end processing.
                                                                  Charge would only apply to requests
                                                                  other than month end.
------------------------------------------------------ ---------- -----------------------------------------

------------------------------------------------------ ---------- -----------------------------------------
BDS553                                                   $100     Plus $.35 per Confirmation
Audit Confirmations - Loans
------------------------------------------------------ ---------- -----------------------------------------

------------------------------------------------------ ---------- -----------------------------------------
BDS554                                                            Standard at month end only. Other
Deal, Source or Participated Report                               requests $85.
------------------------------------------------------ ---------- -----------------------------------------

------------------------------------------------------ ---------- -----------------------------------------
REQUEST                                                FEE
------------------------------------------------------ ---------- -----------------------------------------

------------------------------------------------------ ---------- -----------------------------------------
BDS555                                                    $85     Per Request
Line Transcript Statement Report
------------------------------------------------------ ---------- -----------------------------------------

------------------------------------------------------ ---------- -----------------------------------------
BDS556                                                    $85     Per Request
Note Transcript Statement Report
------------------------------------------------------ ---------- -----------------------------------------

------------------------------------------------------ ---------- -----------------------------------------
BDS557                                                    $85     Per Request
Note Statement
------------------------------------------------------ ---------- -----------------------------------------

------------------------------------------------------ ---------- -----------------------------------------
BDS560                                                   $170     Per Request*
Direct/Indirect Liability Reporting                               *One execution of this program is
                                                                  included with month end processing.
                                                                  Charge would only apply to requests
                                                                  other than month end.
------------------------------------------------------ ---------- -----------------------------------------

------------------------------------------------------ ---------- -----------------------------------------
BDS564                                                    $85     Per Request
Extracts Source ID Numbers
Updates Market Prices
------------------------------------------------------ ---------- -----------------------------------------

------------------------------------------------------ ---------- -----------------------------------------
BDS566                                                    $85     Per Request*
HMDA Reporting Code Analysis Reports                              *One execution of this program is
                                                                  included with month-end processing.
------------------------------------------------------ ---------- -----------------------------------------

------------------------------------------------------ ---------- -----------------------------------------
BDS652                                                    $25     Per application plus $.15 per account.
Cross Application Processing SMART                                Weekend processing only.
------------------------------------------------------ ---------- -----------------------------------------

------------------------------------------------------ ---------- -----------------------------------------
BDS952                                                    $50     Per Request
Specifications Reports
------------------------------------------------------ ---------- -----------------------------------------

------------------------------------------------------ ---------- -----------------------------------------
FMS642                                                    $50     Per Request
Move Projected Budget to Current Budget
------------------------------------------------------ ---------- -----------------------------------------

------------------------------------------------------ ---------- -----------------------------------------
ADS003                                                   $100     Per Applications $.01 Per Account on
Mass Maintenance                                                  File.
------------------------------------------------------ ---------- -----------------------------------------

------------------------------------------------------ ---------- -----------------------------------------
Specification Changes                                     $25     Per Quarter Hour.
------------------------------------------------------ ---------- -----------------------------------------

------------------------------------------------------ ---------- -----------------------------------------
Special Programming or Consulting                         $85     Per Hour.
------------------------------------------------------ ---------- -----------------------------------------

------------------------------------------------------ ---------- -----------------------------------------
Computer Time for Special Client Request                  $85     Per Quarter Hour.
------------------------------------------------------ ---------- -----------------------------------------

------------------------------------------------------ ---------- -----------------------------------------
Reshipping of Print Files                                 $20     Per File
------------------------------------------------------ ---------- -----------------------------------------
                                                         $100     Minimum
------------------------------------------------------ ---------- -----------------------------------------
                                                         $500     Maximum per Processing Day
------------------------------------------------------ ---------- -----------------------------------------

--------------------------------------------------------------------------------

Fiserv will provide PIM Services per the fees outlined below:

--------------------------------------------------------------------------------

         ACH Formatted File Input Service
------------------------------------------- ---------- -------------------------
                  Implementation Fee           $85.00  Per Hour
------------------------------------------- ---------- -------------------------
                                              $225.00  Minimum
------------------------------------------- ---------- -------------------------
                  Per Input Formatted File       $.01  Per Transaction
------------------------------------------- ---------- -------------------------
                                               $30.00  Minimum Per File
------------------------------------------- ---------- -------------------------

------------------------------------------- ---------- -------------------------

------------------------------------------- ---------- -------------------------
         ACH Origination Service
------------------------------------------- ---------- -------------------------
                  Implementation Fee          $150.00
------------------------------------------- ---------- -------------------------
                  Per Monthly Fee              $50.00  Plus $.01 Per Transaction
------------------------------------------- ---------- -------------------------
                                              $100.00  Monthly Minimum
------------------------------------------- ---------- -------------------------

Miscellaneous Service Fees subject to change.

                                                                     Exhibit A-5

                                ANCILLARY MODULES


----------------------------------------------------------------------- ------------- ----------------------------------
                                                                          ONE-TIME
DESCRIPTION                                                                 FEE       MONTHLY FEE
----------------------------------------------------------------------- ------------- ----------------------------------

----------------------------------------------------------------------- ------------- ----------------------------------
General Ledger Accounting System with Cost Center Accounting                 $4,000   $100 per Center/500 Minimum
----------------------------------------------------------------------- ------------- ----------------------------------

----------------------------------------------------------------------- ------------- ----------------------------------
Asset Liability Management System                                            $4,000   $325
----------------------------------------------------------------------- ------------- ----------------------------------

----------------------------------------------------------------------- ------------- ----------------------------------
Bond Account System                                                          $1,500   $200
----------------------------------------------------------------------- ------------- ----------------------------------

----------------------------------------------------------------------- ------------- ----------------------------------
Check Reconciliation                                                         $1,500   $200 Base/$35.00 per Input File
----------------------------------------------------------------------- ------------- ----------------------------------

----------------------------------------------------------------------- ------------- ----------------------------------
Fixed Asset System                                                              N/A   Included
----------------------------------------------------------------------- ------------- ----------------------------------

----------------------------------------------------------------------- ------------- ----------------------------------
Stockholder Accounting System                                                   N/A   Included
----------------------------------------------------------------------- ------------- ----------------------------------

----------------------------------------------------------------------- ------------- ----------------------------------
Accounts Payable System                                                         N/A   Included
----------------------------------------------------------------------- ------------- ----------------------------------

----------------------------------------------------------------------- ------------- ----------------------------------
Loan Custodial Module                                                        $1,500   $200
----------------------------------------------------------------------- ------------- ----------------------------------

----------------------------------------------------------------------- ------------- ----------------------------------
Automated Collateral Insurance Reporting Module                                 N/A   $65 Per Tape
----------------------------------------------------------------------- ------------- ----------------------------------

----------------------------------------------------------------------- ------------- ----------------------------------
Automated Credit Reporting Insurance Reporting Module                           N/A   $65 Per Tape
----------------------------------------------------------------------- ------------- ----------------------------------

----------------------------------------------------------------------- ------------- ----------------------------------
Holding Company Reporting Module                                             $3,000   $300
----------------------------------------------------------------------- ------------- ----------------------------------

----------------------------------------------------------------------- ------------- ----------------------------------
Federal Call Reporting Module                                                   N/A   Included
----------------------------------------------------------------------- ------------- ----------------------------------

----------------------------------------------------------------------- ------------- ----------------------------------
Safe Deposit Box Accounting System                                              N/A   Included
----------------------------------------------------------------------- ------------- ----------------------------------

----------------------------------------------------------------------- ------------- ----------------------------------
On-Line Loan Collection Module                                               $4,000   $350
----------------------------------------------------------------------- ------------- ----------------------------------

----------------------------------------------------------------------- ------------- ----------------------------------
Telebanc                                                                    $10,000   Base  $400  plus  $.03 per  Total
                                                                                      Accounts on File
----------------------------------------------------------------------- ------------- ----------------------------------

----------------------------------------------------------------------- ------------- ----------------------------------
Execubanc Banking Module                                                     $5,000   Base  $400  plus  $.03 per  Total
(Client based hardware per separate quote)                                            Accounts on File
----------------------------------------------------------------------- ------------- ----------------------------------

----------------------------------------------------------------------- ------------- ----------------------------------
PC Banc                                                                      $5,000   Base  $400  plus  $.03 per  Total
(Client based Hardware per separate quote)                                            Accounts on File
----------------------------------------------------------------------- ------------- ----------------------------------

----------------------------------------------------------------------- ------------- ----------------------------------
Director Interface                                                           $5,000   $500
----------------------------------------------------------------------- ------------- ----------------------------------

----------------------------------------------------------------------- ------------- ----------------------------------
Prime Data Warehousing                                                       $5,000   Base  $400  Plus  $.03 per  Total
         Hardware/Software Per Separate Quote                                         Accounts on File
         Third Party Training Additional
----------------------------------------------------------------------- ------------- ----------------------------------

------------------------------------------------------------------------------------------------------------------------
NetBanc (Internet Banking)                                                            Per Separate Quote
------------------------------------------------------------------------------------------------------------------------

                                                                     Exhibit A-5


----------------------------------------------------------------------- ------------- ----------------------------------
                                                                          ONE-TIME
DESCRIPTION                                                                 FEE       MONTHLY FEE
----------------------------------------------------------------------- ------------- ----------------------------------

----------------------------------------------------------------------- ------------- ----------------------------------
PLUS                                                                            N/A   Included
----------------------------------------------------------------------- ------------- ----------------------------------

----------------------------------------------------------------------- ------------- ----------------------------------
Sharp 6500                                                                   $2,500   $250
----------------------------------------------------------------------- ------------- ----------------------------------

----------------------------------------------------------------------- ------------- ----------------------------------
Platform Transfer CFI Loan/CFI Deposit/Bankers System                        $2,500   $250 per Function
Deposit/Bankers System Loan/Formation Technologies Loan
----------------------------------------------------------------------- ------------- ----------------------------------

------------------------------------------------------------------------------------------------------------------------
Ancillary Module One-Time Fees and Monthly Fees subject to change.
Implementation travel and related expenses additional.
------------------------------------------------------------------------------------------------------------------------

                                                                     EXHIBIT A-6
                                     TABLE I

                              PERFORMANCE STANDARDS


---------------------------- --------------------------- --------- ------------------------- ---------------------
SCHEDULE                     CRITICAL                    WT.       MINIMUM SERVICE LEVEL     PERFORMANCE STANDARD
AVAILABILITY                 APPLICATION
---------------------------- --------------------------- --------- ------------------------- ---------------------
07:00-19:00 M-F              Online Uptime                   5     98%                       99.7%
07:00-16:00 Sat.             All Applications
                             (Within 15 Minutes)
---------------------------- --------------------------- --------- ------------------------- ---------------------
07:00-1900 M-F               Online Uptime                  20     98%                       99.7%
07:00-16:00 sat.             All Applications
                             (Exceeding 15 Minutes)
---------------------------- --------------------------- --------- ------------------------- ---------------------
07:00-19:00 M-F              Online Response                 5     3 Seconds                 1.5 Seconds
07:00-16:00 Sat.             Time Backoffice                       **
---------------------------- --------------------------- --------- ------------------------- ---------------------
07:00-19:00 M-F              Online Response                10     5 Seconds                 3 Seconds
07:00-16:00 Sat.             Time Platform                         **
---------------------------- --------------------------- --------- ------------------------- ---------------------
07:00-19:00 M-F              Online Response                10     3 Seconds                 1.5 Seconds
07:00-16:00 Sat.             Time Teller                           **
---------------------------- --------------------------- --------- ------------------------- ---------------------
7:30 T-Sat.                  Batch Reports*                  5     98%                       99.7%
                             Remote Print
---------------------------- --------------------------- --------- ------------------------- ---------------------
7:30 T-Sat.                  Optical Reports                 5     98%                       99.7%
---------------------------- --------------------------- --------- ------------------------- ---------------------

DEFINITIONS:

Uptime: The specified hour in which the Critical Application is actually available for use by End Users.

Response Time:             The Time that is measured by stopwatch between
                           the instant and End User transmits data (hits the Enter key) and the time the same End User receives a response at the originating workstation.

Minimum Service Level:     The lowest level of service which is maintained
                           during any month before penalties are assessed.

Performance Standard:      The expected level of service to be maintained in any
                           month.




*        Excludes SMART Reports, Special Requests and Statements
**       Provided Client Has Sufficient Capacity at Client Locations

         1. Services. Fiserv will provide the Client the Item Processing Services (the "Item processing Services") specified in Exhibit B-1. client agrees that Fiserv shall be the sole provider of Item Processing or similar services. Client shall not contract with another vendor or attempt to provide in-house any such Item Processing Services or similar services without Fiserv's prior written consent.

         2. Fees. Client shall pay Fiserv the fees and other charges for the Item Processing Services specified in Exhibit B-2. Fiserv agrees to give at least thirty (30) days' notice to Client of any changes in the rules and procedures established for processing items in the Exhibit of costs, fees, and charges, unless such changes are caused by changes made by the Federal Reserve System or otherwise beyond the control of Fiserv, not permitting Fiserv to give such advance notice. Fiserv reserves the right to make such changes without notice to the Exhibits as may be necessary to cover any increases in the costs and charges of the Federal Reserve System or in other costs and charges beyond the Fiserv's control, including changes required by applicable law or regulatory activity. The fees listed in Exhibit B-2 may be changed annually on the anniversary date of this Exhibit upon 30 days notice to Client. Each change shall be limited to the change in the U.S. Department of Labor, Consumer Price Index for All Urban Households ("CPI") for the 12-month period preceding the anniversary date. Fiserv will deliver a revised Exhibit B-2 to the Client with the notification of the fee change.

         3. No Fiduciary Relationship. Fiserv shall perform such Item processing Services for which Fiserv shall subscribe as agent of Client, and Fiserv shall not have by reason of this Agreement a fiduciary relationship with respect to Client.

         4. Lost, Destroyed, and Misplaced Items. Fiserv assumes no liability for any item lost, destroyed, or misplaced while in transit before the item physically arrives at the premises of Fiserv and is received by Fiserv. In the event any items are lost, destroyed, or misplaced, and such event is not due to gross negligence or intentional misconduct by Fiserv, Client shall be solely responsible for the costs and expenses incurred by Fiserv in reconstructing any such items and for any damages or other losses that may be incurred by Fiserv due to the collection of such items. In the event Fiserv negligently loses, destroys, or misplaces deposited items after acceptance of said deposit, Fiserv shall be liable only for the reasonable reconstruction costs of the deposit. Reasonable reconstruction costs shall be only those costs that arise from the reconstruction of a microfilmed deposit. Fiserv shall not be liable for the reconstruction costs associated with a deposit for which Client can provide a microfilmed record of such item(s) contained in the deposit. In no event shall Fiserv be liable for the face value of any lost of missing deposit item(s).

         5. Governmental Regulation. This Exhibit shall be governed by and is subject to: the applicable laws, regulations, rules, terms and conditions, as presently in effect of hereafter amended or adopted, of the United States of America, the State of Wisconsin, the Federal Reserve Board, the Federal Reserve Banks, the Federal Housing Finance Board, and any other governmental agency or instrumentality having jurisdiction over the subject matter of this Exhibit. client agrees to abide by such requirements and to execute and deliver such agreements, documents, or other forms as may be necessary to comply with the provisions hereof, including, without limitation, agreements to establish Fiserv as Client's Agent for purposes of delivery of items processed hereunder from or to the Federal Reserve Banks. Any such agreements shall be made a part of this Agreement and are incorporated herein. A change or termination of such laws, regulations, rules, terms, conditions, and agreements shall constitute, respectively, a change or termination as to this Exhibit.

         6. Client Responsibilities. Client shall maintain adequate supporting materials (i.e. exact copies of the items, records, and other data supplied to Fiserv) in connection with the provision of Item Processing Services. client shall provide written notice of confirmation and/or verification of any instructions given by Client, its agents, employees, officers, or directors to Fiserv in connection with Fiserv's provision of Item Processing Services.

         7. Regulatory Authority. Client data and records shall be subject to regulation and examination by government supervisory agencies to the same extent as if such information were on Client's premises.

         8. Forms and Supplies. client assumes and will pay the charges for all customized forms, supplies, and delivery charges. Custom forms ordered through Fiserv will be subject to the administrative fee set forth in Exhibit B-2.

         IN WITNESS WHEREOF, the parties hereto have caused this Exhibit B to the Agreement to be executed by their duly authorized representatives as of the date indicated below.


FIRST FEDERAL BANK                         FISERV SOLUTIONS, INC.


By:      \s\ J. Aubrey Crosland            By:      \s\ Charles E. Gantt
   ---------------------------------          ---------------------------------
Name:    J. Aubrey Crosland                Name:      Charles E. Gantt
     -------------------------------            -------------------------------
Title:    President & CEO                  Title:     SVP FISERV ATA.
      ------------------------------             ------------------------------
Date:                                      Date:          1-4-99
     -------------------------------            -------------------------------

                                                                     Exhibit B-1

                            Item Processing Services


Fiserv will provide Client the following Item Processing Services:

         1. INCLEARING: Client authorizes Fiserv to receive Client's inclearing items each business from the Federal Reserve Bank, local clearinghouse, and, in the case of same day settlement, from presenting banks.

         (a) Fiserv will balance the inclearing items to Client's cash letters, capture the items on magnetic media, microfilm, and transmit the account information to Client's account processing servicer.

         (b) Based on the agreement of Fiserv and Client, all inclearing items shall be: (i) stored by Fiserv and returned to Client at each statement cycle date; (ii) stored by Fiserv for future statement rendering; or (iii) returned to Client.
         (c) Unless otherwise agreed in writing, Fiserv will not check signatures.

         2. PROOF: On each business day (excluding Saturdays, Sundays, and holidays), Client will deliver to the Fiserv Processing Center checks and other items deposited to accounts with client, checks and other items drawn on Client accounts presented for encashment, and transactional entries generated by Client, such as tellers' cash tickets, general ledger entries, and loan entries.

         (a) Client agrees to MICR encode documents to meet Fiserv specifications (ABA and Account Numbers and Transaction Codes).
         (b)  Client agrees to microfilm all items submitted to Fiserv.
         (c) Client agrees that all transactional entries involving tellers' cash tickets, general ledger entries, or loan entries shall be in balance, and that Fiserv may return to Client unprocessed any transactional entries that are not in balance.
         (d) Client agrees to segregate all items into batches not to exceed 3" in depth and to identify each such batch with a batch header meeting Fiserv specifications.
         (e) From the items submitted to Fiserv, Fiserv shall retrieve such "on-us" information as may be necessary for the proper accounting of the items and shall transmit this information to Client's account processing servicer through telephone lines or by such other means as Fiserv may from time to time deem appropriate.
         (f) Client authorizes Fiserv to create ledger suspense entries, deposit corrections, or other such entries to balance transactions, except for those transactions outlined in sub-paragraph (c) above, as may be necessary to the efficient processing of the items.
         (g) Unless otherwise agreed in writing, Fiserv will not check signatures.
         (h) After Fiserv has completed the process of retrieving and transmitting to Client's account processing servicer the information necessary for processing, all items not drawn against client shall be forwarded for collection to the Federal Reserve Bank or to such correspondent banks as Client may reasonably designate in writing to Fiserv.
         (i) As agreed by Fiserv and Client, all items drawn against client shall be: (i) stored by Fiserv and returned to Client at each statement cycle date; (ii) stored by Fiserv for future statement rendering; or (iii) returned to client.
         (j) All internally generated items shall be returned to Client or held by Fiserv in accordance with Client's written instructions.

         3. ENCODING: Fiserv will encode the dollar amount on all items needing encoding and presented to Fiserv as part of the PROOF function described above.

(a) Fiserv may encode additional fields, such as account numbers, deposit ticket totals or other items as specified by client. Any such encoding will be according to terms agreed to by Fiserv.

         4. EXCEPTION ITEM PROCESSING: One day after receipt of items, Fiserv will perform an automated exception item pull for all items identified by Client's account processing system for exception pull (NSF's, holds, large dollars, or other criteria mutually agreed to by Client and Fiserv).

         (a) Client's account processing servicer will provide an exception item file to Fiserv after posting and updating of customer accounts and on a mutually agreed schedule.
         (b) Fiserv will either reject or pay exception items in accordance with instructions, either written or oral, from client's authorized officer(s) or employee(s).

         (c) In the event no instructions are received, Fiserv will follow Client's standing orders for exceptions, which will be provided in writing by Client.
         (d) For items to be returned, Fiserv will: (i) stamp and qualify the items and return them to the Federal Reserve Bank; or (ii) provide other services as agreed by Fiserv and Client.

         5. STATEMENT RENDERING: Fiserv will store all checks, drafts, and other orders for the payment of money drawn against accounts at Client. At each Client account cycle date, Fiserv will sort the items by account, match them with the monthly account statement, and mail to the statement address.

         (a) client will arrange for delivery of account statements to Fiserv at Client's cost.
         (b) Fiserv will add inserts to statements upon instructions from Client.
         (c) Fiserv will apply proper postage, which will be pre-paid monthly on an estimated basis.
         (d) Fiserv may, at its expense, arrange for statements to be pre-sorted to reduce postage costs. In such event, client will be billed standard postage charges.

         6. COURIER SERVICES: Client is responsible for the provision of all courier services except as noted below.

         (a) Fiserv will provide, at its cost, standard scheduled trips between Fiserv and: (i) the Federal Reserve bank; and (ii) local clearinghouse.
         (b) client will provide, at its cost, all other courier services, including delivery of items from its branches to Fiserv and the delivery of all items from Fiserv to Client.
         (c) client will either provide necessary courier services or contract with a third party for these courier services. Client will be invoiced directly for any such third party services.
         (d) If requested by Client and agreed to in writing by Fiserv, Fiserv may provide courier services, either with Fiserv personnel or through a third party provider under contract to Fiserv. In the event Fiserv provides courier services:

                  (i) Client shall pay Fiserv for such courier services at a rate agreed to by the parties; and

                  (ii)Client agrees that Fiserv shall have no liability or
                      responsibility for items being transported under such courier services until such items have reached Fiserv premises.

                                                                       Exhibit H

                          Item processing Service Fees

------------------------------------- ---------------------------- ------------------ --------------------
One-Time Implementation Fee                                             $5,000.00
------------------------------------- ---------------------------- ------------------ --------------------

------------------------------------- ---------------------------- ------------------ --------------------
Inclearing Capture                    0 - 250,000                           $.015     Per Item
------------------------------------- ---------------------------- ------------------ --------------------
                                      250,001 - 500,000                     $.014     Per Item
------------------------------------- ---------------------------- ------------------ --------------------
                                      500,001 - 1,000,000                   $.013     Per Item
------------------------------------- ---------------------------- ------------------ --------------------
                                      Over 1,000,000                        $.012     Per Item
------------------------------------- ---------------------------- ------------------ --------------------
                                      Minimum                             $250.00     Per Month
------------------------------------- ---------------------------- ------------------ --------------------

------------------------------------- ---------------------------- ------------------ --------------------
Reject Re-Entry                                                             $.025     Per Item
------------------------------------- ---------------------------- ------------------ --------------------

------------------------------------- ---------------------------- ------------------ --------------------
Microfilming                                                                $.005     Per Item
------------------------------------- ---------------------------- ------------------ --------------------
                                      Minimum                              $15.00     Per Day
------------------------------------- ---------------------------- ------------------ --------------------

------------------------------------- ---------------------------- ------------------ --------------------
Fine Sorting                                                                $.006     Per Item
------------------------------------- ---------------------------- ------------------ --------------------

------------------------------------- ---------------------------- ------------------ --------------------
Serial Sorts                                                                $.025     Per Item
------------------------------------- ---------------------------- ------------------ --------------------
                                      Minimum                               $8.00     Per Account
------------------------------------- ---------------------------- ------------------ --------------------

------------------------------------- ---------------------------- ------------------ --------------------
POD/Transit Capture                   0 - 250,000                           $.020     Per Item
------------------------------------- ---------------------------- ------------------ --------------------
                                      250,001 - 500,000                     $.018     Per Item
------------------------------------- ---------------------------- ------------------ --------------------
                                      500,001 - 1,000,000                   $.016     Per Item
------------------------------------- ---------------------------- ------------------ --------------------
                                      Over 1,000,000                        $.014     Per Item
------------------------------------- ---------------------------- ------------------ --------------------
                                      Minimum                             $250.00     Per Month
------------------------------------- ---------------------------- ------------------ --------------------

------------------------------------- ---------------------------- ------------------ --------------------
Proof Encoding                                                              $.025     Per Field
------------------------------------- ---------------------------- ------------------ --------------------

------------------------------------- ---------------------------- ------------------ --------------------
Deposit Corrections                                                         $1.00     Per Correction
------------------------------------- ---------------------------- ------------------ --------------------

------------------------------------- ---------------------------- ------------------ --------------------
Exception Item Pull                   0 - 250,000                           $.006     Per Item
------------------------------------- ---------------------------- ------------------ --------------------
                                      250,001 - 500,000                     $.005     Per Item
------------------------------------- ---------------------------- ------------------ --------------------
                                      500,001 - 1,000,000                   $.004     Per Item
------------------------------------- ---------------------------- ------------------ --------------------
                                      Over 1,000,000                        $.003     Per Item
------------------------------------- ---------------------------- ------------------ --------------------

------------------------------------- ---------------------------- ------------------ --------------------
Returns Qualification                                                       $.400     Per Item
------------------------------------- ---------------------------- ------------------ --------------------

------------------------------------- ---------------------------- ------------------ --------------------
Return Items                                                                $2.00     Per Item
------------------------------------- ---------------------------- ------------------ --------------------

------------------------------------- ---------------------------- ------------------ --------------------
Late Return Items                                                           $3.00     Per Item
------------------------------------- ---------------------------- ------------------ --------------------

------------------------------------- ---------------------------- ------------------ --------------------
Large Dollar Fax                                                            $1.00     Per Item
------------------------------------- ---------------------------- ------------------ --------------------

------------------------------------- ---------------------------- ------------------ --------------------
Large Dollar Notification                                                   $4.50     Per Item
------------------------------------- ---------------------------- ------------------ --------------------

------------------------------------- ---------------------------- ------------------ --------------------
Research Work                                                              $20.00     Per Hour
------------------------------------- ---------------------------- ------------------ --------------------

------------------------------------- ---------------------------- ------------------ --------------------
Photo Copy                                                                  $2.50     Per Item
------------------------------------- ---------------------------- ------------------ --------------------

------------------------------------- ---------------------------- ------------------ --------------------
Original Item Retrieval                                                     $3.00     Per Item
------------------------------------- ---------------------------- ------------------ --------------------

------------------------------------- ---------------------------- ------------------ --------------------
Fed Adjustments                                                            $10.00     Per Item
------------------------------------- ---------------------------- ------------------ --------------------

------------------------------------- ---------------------------- ------------------ --------------------
Item Storage                                                               $.0045     Per Item
------------------------------------- ---------------------------- ------------------ --------------------

------------------------------------- ---------------------------- ------------------ --------------------
Statement Rendering                                                          $.10     Per Account
------------------------------------- ---------------------------- ------------------ --------------------

------------------------------------- ---------------------------- ------------------ --------------------
Statement Items Inserted                                                     $.01     Per Item
------------------------------------- ---------------------------- ------------------ --------------------

------------------------------------- ---------------------------- ------------------ --------------------
Other Mailings                                                               $.07     Per Account
------------------------------------- ---------------------------- ------------------ --------------------

------------------------------------- ---------------------------- ------------------ --------------------
Programming                                                                $85.00     Per Hour
                                                                                      1 Hour Minimum
------------------------------------- ---------------------------- ------------------ --------------------

------------------------------------- ---------------------------- ------------------ --------------------
Transmissions                                                              $15.00     Per File
------------------------------------- ---------------------------- ------------------ --------------------


PASS-THRU CHARGES
         Postage and Express Mail
         Couriers
         Envelopes and Statements
         Custom and Special Forms

                                                                       Exhibit H

                         IMAGE PROCESSING SERVICES FEES


----------------------------------------------------------------------- ------------------- ----------------------------------
INSTALLATION AND ONE TIME CHARGES
----------------------------------------------------------------------- ------------------- ----------------------------------

----------------------------------------------------------------------- ------------------- ----------------------------------
         Image Library Software
----------------------------------------------------------------------- ------------------- ----------------------------------
                  PC Platform (First User)                                      $995.00
----------------------------------------------------------------------- ------------------- ----------------------------------
                  Additional Users                                              $500.00     Each
----------------------------------------------------------------------- ------------------- ----------------------------------
         Annual License Agreement                                                   15%     Per year/User
----------------------------------------------------------------------- ------------------- ----------------------------------

----------------------------------------------------------------------- ------------------- ----------------------------------
         One Time Set-Up Charges
----------------------------------------------------------------------- ------------------- ----------------------------------
                  Estimated On-Site Two (2) Days                             $5,000.00*     Plus Travel/Expenses
------------------------------------------------------------------------------------------------------------------------------

NOTE: Additional charge for interfaces will be priced separate with your core processing provider.


------------------------------------------------------------------------------------------------------------------------------
MONTHLY RECURRING CHARGES
----------------------------------------------------------------------- ------------------- ----------------------------------

----------------------------------------------------------------------- ------------------- ----------------------------------
         Inclearing Capture                                                      $0.015     Per Item
----------------------------------------------------------------------- ------------------- ----------------------------------
         Item Image Scan (Front & Rear)                                          $0.008     Per Item
----------------------------------------------------------------------- ------------------- ----------------------------------
         Physical Item Storage & Destruction (45 Day Retention)                  $0.001     Per Item
----------------------------------------------------------------------- ------------------- ----------------------------------
         Image Inquiry to Fiserv LAN                                             $0.900     Per Inquiry
----------------------------------------------------------------------- ------------------- ----------------------------------
         Customer Laser Printed Image Statements
(Includes Statement/Envelope stock, Custom Orders
                  quoted on request)
----------------------------------------------------------------------- ------------------- ----------------------------------

----------------------------------------------------------------------- ------------------- ----------------------------------
         Retail Customer                                                         $0.600     Per Account
----------------------------------------------------------------------- ------------------- ----------------------------------
         Up to 5 Sides, Front Image Only, additional $.030
          if EOM Cycle, additional sides @ $.08 each.
----------------------------------------------------------------------- ------------------- ----------------------------------

----------------------------------------------------------------------- ------------------- ----------------------------------
         Commercial Customer                                                     $1.600     Per Account
         Up to 9 Sides, Front & Back Image
----------------------------------------------------------------------- ------------------- ----------------------------------

----------------------------------------------------------------------- ------------------- ----------------------------------
         Monthly Minimum Processing                                           $1,000.00     or 20% of DDA Retail
                                                                                            Volume (whichever is
                                                                                            the greater)
----------------------------------------------------------------------- ------------------- ----------------------------------

----------------------------------------------------------------------- ------------------- ----------------------------------
OTHER SERVICES/CONSIDERATIONS
----------------------------------------------------------------------- ------------------- ----------------------------------

----------------------------------------------------------------------- ------------------- ----------------------------------
         CD-ROM Image Distribution                                               $25.00     Plus Shipping
----------------------------------------------------------------------- ------------------- ----------------------------------
         Archive Options Available Upon Request
----------------------------------------------------------------------- ------------------- ----------------------------------

Dial Up Communications compatible modems and phone toll charges responsibility of Client or Customer.

Other Statement Rendering and Back Office Services at then current fees.

Future services may be provided by Fiserv as developed and priced separately.

* One-time set-up charges of $5,000.00 will be reduced by $2,500.00 if Image Processing Services are elected in conjunction with traditional Item Processing.

                                                                       Exhibit H

                   FISERV ATLANTA DISASTER RECOVERY AGREEMENT
                                ON-LINE SERVICES



I. A Disaster shall mean any unplanned interruption of the operations of or inaccessibility to Fiserv's data center which appears in Fiserv's reasonable judgment to require relocation of processing to a primary recovery location. Fiserv shall notify client as soon as possible after it deems a service outage to be a Disaster. Fiserv shall move the processing of Client's standard on-line services to a primary recovery location as expeditiously as possible and shall coordinate the cut-over to back-up data lines with the appropriate carriers. Client shall maintain adequate records of all transactions during the period of service interruption and shall have personnel available to assist Fiserv in implementing the switchover to the primary recovery location. during a Disaster, optional or on-request services shall be provided by Fiserv only to the extent that there is adequate capacity at the primary recovery location and only after stabilizing the provision of base on-line services.

II. Fiserv shall work with Client to establish a plan for alternative data communications in the event of a Disaster.

III. Fiserv shall test its Disaster Recovery Services Plan by conducting an annual test. Client agrees to participate in and assist Fiserv with such testing. Test results will be made available to Client's management, regulators, internal and external auditors, and (upon request) to Client's insurance underwriters.

IV. client understands and agrees that the Fiserv Disaster Recovery Plan is designed to minimize but not eliminate risks associated with a Disaster affecting Fiserv's data center. Fiserv does not warrant that service will be uninterrupted or error free in the event of a Disaster. Client maintains responsibility for adopting a disaster recovery plan relating to disasters affecting Client's facilities and for securing business interruption insurance or other insurance as necessary to properly protect Client's revenues in the event of a disaster.

V.       Monthly subscription fee $100.00.




ACCEPTED BY:

FIRST FEDERAL BANK                          FISERV SOLUTIONS, INC.



  \s\ J. Aubrey Crosland                         \s\ William L. Kenney
----------------------------------          -----------------------------------
Authorized Signature                        Authorized Signature
Printed Name:  J. Aubrey Crosland           Printed Name:  William L. Kenney
Title:  President & CEO                     Title:  President Fiserv Atlanta



         Dec. 08, 1998                                 12/14/98
----------------------------------          -----------------------------------
Date                                        Date

                                                                       Exhibit H


                   FISERV ATLANTA DISASTER RECOVERY AGREEMENT
                            ITEM PROCESSING SERVICES


I. A Disaster shall mean any unplanned interruption of the operations of item processing equipment and/or communications capabilities for transmission of captured documents. Fiserv will provide facilities for source document Capture, fine sort or bulk file, and Exception Item Pull processing at the nearest Fiserv Atlanta Item Processing facility.

II. Fiserv shall work with the Client in arranging mutually agreed upon processing schedules and delivery times. It will be the responsibility of the Client for all transportation to and from the Fiserv processing facility. client shall assume total responsibility for source documents in transit to and from the Fiserv facility.

III. Fiserv shall test its Disaster Recovery Services Plan annually with the participation and assistance of the Client. Test results will be made available to Client's management, regulators, internal and external auditors, and (upon request) to Client's insurance underwriters.

IV. Client maintains responsibility for securing business interruption insurance or other insurance as necessary to properly protect Client's revenues in the event of a disaster.

V.       Item Processing Service Fees:

                  $250.00  One-Time Set-Up Fee
                  $250.00  Annual Testing Fee
                  $100.00  Monthly Subscription Fee
                  $100.00 Plus $.01 per Item Processed upon Activation Microfilms @ $20.00 per roll (includes film and development) Transportation costs the responsibility of Client.





ACCEPTED BY:

FIRST FEDERAL BANK                          FISERV SOLUTIONS, INC.



      \s\ J. Aubrey Crosland                         Charles E. Gantt
----------------------------------          -----------------------------------
Authorized Signature                        Authorized Signature
Printed Name:  J. Aubrey Crosland           Printed Name:
Title:  Pres. & CEO                         Title:



         Dec. 08, 1998                                   1-4-99
----------------------------------          -----------------------------------
Date                                        Date

                                                                       Exhibit H

               FISERV SOLUTIONS, INC. DISASTER RECOVERY AGREEMENT
                                EFT/ATM SERVICES
                         (Atlanta Stratus Support Only)


I. A Disaster shall mean any unplanned interruption of the operations of or inaccessibility to Fiserv's data center which appears in Fiserv's reasonable judgment to require relocation of processing to a primary recovery location. Fiserv shall notify Client as soon as possible after it deems a service outage to be a Disaster. Fiserv shall move the processing of Client's standard on-line services to a primary recovery location as expeditiously as possible and shall coordinate the cut-over to back-up data lines with the appropriate carriers. Client shall maintain adequate records of all transactions during the period of service interruption and shall have personnel available to assist Fiserv in implementing the switchover to the primary recovery location. During a Disaster, optional or on-request services shall be provided by Fiserv only to the extent that there is adequate capacity at the primary recovery location and only after stabilizing the provision of base on-line services.

II. Fiserv shall work with Client to establish a plan for alternative data communications in the event of a Disaster.

III. Fiserv shall test its Disaster Recovery Services Plan by conducting an annual test. Client agrees to participate in and assist Fiserv with such testing. Test results will be made available to Client's management, regulators, internal and external auditors, and (upon request) to Client's insurance underwriters.

IV. Client understands and agrees that the Fiserv Disaster Recovery Plan is designed to minimize but not eliminate risks associated with a Disaster affecting Fiserv's data center. Fiserv does not warrant that service will be uninterrupted or error free in the event of a Disaster. Client maintains responsibility for adopting a disaster recovery plan relating to disasters affecting Client's facilities and for securing business interruption insurance or other insurance as necessary to properly protect Client's revenues in the event of a disaster.

V.       Monthly subscription fee $100.00.




ACCEPTED BY:

FIRST FEDERAL BANK                          FISERV SOLUTIONS, INC.



      \s\ J. Aubrey Crosland                       \s\ William L. Kenney
----------------------------------          -----------------------------------
Authorized Signature                        Authorized Signature
Printed Name:  J. Aubrey Crosland           Printed Name:  William L. Kenney
Title:  Pres. & CEO                         Title:  President Fiserv Atlanta



           Dec. 08, 1998                                  12/14/98
----------------------------------          -----------------------------------
Date                                        Date